SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 August 18, 2005
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                                 Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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             (Exact name of registrant as specified in its charter)




         Washington                      0-21103              91-1618616
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
     of incorporation)                                     Identification No.)

           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
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               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 881-8004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d 2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On August 18, 2005, Advanced Digital Information Corporation issued a press release announcing financial results relating to its third quarter 2005 ended July 31, 2005. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01   Financial Statements and Exhibits.

     (c)     Exhibits

     99.1 Press release issued by Advanced Digital Information Corporation, dated August 18, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 18, 2005

                        Advanced Digital Information Corporation

                        By: /s/ Jon Gacek
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                                Jon Gacek
                        Chief Financial Officer and
                        Executive Vice President--Finance and Operations